3,000,000 TRUST CONVERTIBLE PREFERRED SECURITIES

                            VIATEL FINANCING TRUST I

                  7 3/4% TRUST CONVERTIBLE PREFERRED SECURITIES
           (LIQUIDATION AMOUNT $50 PER CONVERTIBLE PREFERRED SECURITY)
        GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEE AGREEMENT BY,
                    AND CONVERTIBLE INTO THE COMMON STOCK OF,

                                  VIATEL, INC.









                               PLACEMENT AGREEMENT




                                  APRIL 6, 2000

                                                PLACEMENT AGREEMENT


                                                                April 6, 2000


Morgan Stanley & Co. Incorporated
Solomon Smith Barney Inc.
Banc of America Securities LLC
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs and Mesdames:

                  Viatel Financing Trust I, a special purpose statutory business trust formed under the laws of the State of Delaware (the "TRUST"), proposes to issue and sell to the several placement agents named in Schedule I hereto (the "PLACEMENT AGENTS") 3,000,000 of its 7 3/4% Trust Convertible Preferred Securities, liquidation amount $50 per convertible preferred security (the "FIRM SECURITIES"). The Trust also proposes to issue and sell to the several Placement Agents not more than an additional 600,000 of its 7 3/4% Trust Convertible Preferred Securities, liquidation preference $50 per convertible preferred security (the "ADDITIONAL SECURITIES"), if and to the extent that the Placement Agents shall have determined to exercise the right to purchase such additional securities granted to the several Placement Agents in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "CONVERTIBLE PREFERRED SECURITIES."

                  The Convertible Preferred Securities will be guaranteed (the "GUARANTEE") by Viatel, Inc. a Delaware corporation ("VIATEL" or the "COMPANY"), to the extent provided in the Preferred Securities Guarantee Agreement to be dated as of April 12, 2000 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT") between the Company and The Bank of New York, as preferred guarantee trustee (the "GUARANTEE TRUSTEE"), and will be convertible into the common stock, par value $0.01 per share, of Viatel ("VIATEL COMMON STOCK" or the "COMMON STOCK"). The Trust will use the proceeds from the sale of the Convertible Preferred
Securities and the sale of the Trust Common Securities (as defined below) to purchase from the Company $154,639,175 aggregate principal amount of its 7 3/4% Convertible Junior Subordinated Debentures due 2015 (up to $185,567,010 aggregate principal amount, if and to the extent that the Placement Agents shall have determined to exercise the right to purchase Additional Securities granted to the Placement Agents in Section 2 hereof) (the "CONVERTIBLE DEBENTURES") pursuant to a Debenture Purchase Agreement to be dated as of April 12, 2000 (the "DEBENTURE PURCHASE AGREEMENT") between the Trust and the Company. The Convertible Debentures will be issued under an Indenture to be dated as of April 12, 2000 (the "INDENTURE") between the Company and The Bank of New York, as trustee (the "INDENTURE TRUSTEE"). The Company will also be the holder

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



of one hundred percent of the common securities representing undivided beneficial interests in the assets of the Trust (the "TRUST COMMON SECURITIES"), which the Company will purchase from the Trust pursuant to a Common Securities Purchase Agreement to be dated as of April 12, 2000 (the "COMMON SECURITIES PURCHASE AGREEMENT" and, together with the Debenture Purchase Agreement, the "PURCHASE AGREEMENTS") between the Company and the Trust. The Trust Common Securities will be guaranteed by the Company to the extent provided in the Common Securities Guarantee Agreement to be dated as of April 12, 2000 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with Preferred Securities Guarantee Agreement, the "GUARANTEE AGREEMENTS") to be entered into by the Company.

                  The Trust has been formed under Delaware law pursuant to a Declaration of Trust, dated as of March 31, 2000, as amended by an Amended and Restated Declaration of Trust to be dated as of April 12, 2000 (as so amended and restated, the "DECLARATION"), executed by the Company, as sponsor, and by the trustees of the Trust (the "VFT TRUSTEE"), all of whom have been appointed by the Company as holder of one hundred percent of the Trust Common Securities. A majority of the VFT Trustees (the "REGULAR TRUSTEES") are persons who are employees or officers of the Company. One VFT Trustee, The Bank of New York, is unaffiliated with the Company and shall act as institutional trustee (the "INSTITUTIONAL TRUSTEE") and as indenture trustee under the Declaration for the purposes of the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"). The Bank of New York (Delaware) will act as Delaware trustee (the "DELAWARE TRUSTEE") under the Declaration.

                  The Company and the Trust will be obligated to file with the Securities and Exchange Commission (the "COMMISSION"), and to use their reasonable best efforts to cause the Commission to declare effective, a shelf registration statement covering certain resales of the Convertible Preferred Securities, Convertible Debentures, the Guarantee and Viatel Common Stock pursuant to the Registration Rights Agreement to be dated as of April 6, 2000 (the "REGISTRATION RIGHTS AGREEMENT") among the Trust, the Company and the Placement Agents and to be substantially in the form attached hereto as EXHIBIT A.

                  The Declaration, the Convertible Preferred Securities, the Trust Common Securities, the Indenture, the Convertible Debentures, the Purchase Agreements, the Guarantee Agreements, the Registration Rights Agreement and this Agreement are hereinafter called, collectively, the "OPERATIVE INSTRUMENTS."

                  The Convertible Preferred Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

                  In connection with the sale of the Convertible Preferred Securities, the Company has prepared a preliminary Offering Memorandum issued on March 31, 2000 (the "PRELIMINARY MEMORANDUM") and a final Offering Memorandum dated April 6, 2000 (the "FINAL

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



MEMORANDUM" and, together with the Preliminary Memorandum, the "MEMORANDUM") setting forth or including a description of the terms of the Convertible Preferred Securities, the Convertible Debentures, the Guarantee and the Viatel Common Stock, the terms of the offering, a description of the Trust and a description of the Company and its business.

                  1. REPRESENTATIONS AND WARRANTIES. The Trust and the Company jointly and severally represent and warrant to, and agree with, each of the Placement Agents that as of the date hereof:

                  (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and corporate authority to own its properties and to conduct its business as described in the Final Memorandum and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below) on the Company and its Subsidiaries (as defined below), taken as a whole.

                  (b) Each subsidiary of the Company is listed on EXHIBIT B hereto (each a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES") and, if applicable to such country, each of the Subsidiaries operating in such country has been duly incorporated or otherwise organized, is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate power and corporate authority to own its properties and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (defined below) on the Company and the Subsidiaries, taken as a whole.

                  (c) The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act of the State of Delaware (the "DELAWARE ACT"), is classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation, has the business trust power and authority to conduct its business as presently conducted and as described in the Final Memorandum, and is not required to be authorized or qualified to do business in any other jurisdiction; the Company and the Trust will treat the Convertible Debentures as indebtedness of the Company for United States federal income tax purposes; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                  (d) All of the issued shares of capital stock or other equity interests, as the case may be, of each Subsidiary of the Company have been duly authorized and are validly issued, fully paid and non-assessable and are owned, either directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims, other than those indicated in the Final Memorandum.

                  (e) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

                  (f) The Indenture has been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and subject to general equitable principles (whether considered in a proceeding in equity or at law) (the "ENFORCEABILITY EXCEPTIONS"), except that (x) rights to indemnification and contribution may be limited by public policy and (y) provisions of the Indenture, if any, requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Indenture Trustee may be unenforceable under principles of public policy.

                  (g) The Convertible Debentures have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in the Debenture Purchase Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions and except that rights to indemnification and contribution may be limited by public policy.

                  (h) The Preferred Securities Guarantee Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions and except that rights to indemnification and contribution may be limited by public policy.

                  (i) The Registration Rights Agreement has been duly authorized by each of the Trust and the Company and, when duly executed and delivered by each of the Trust and the Company, will constitute a valid and binding obligation of each of the Trust and the Company, enforceable against each of the Trust and the Company in accordance with its terms, subject to the Enforceability Exceptions and except that rights to indemnification and contribution may be limited by public policy.

                  (j) The Declaration has been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions and except that rights to indemnification and contribution may be limited by public policy.

                  (k) The Convertible Preferred Securities have been duly authorized by the Declaration and, when issued and authenticated in accordance with the Declaration and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of Trust the and will be entitled to the benefits of the Declaration; the issuance of the Convertible Preferred Securities is not subject to any preemptive or similar rights; and holders of the Convertible Preferred Securities will be entitled to the same limitation of liability extended to stockholders of private corporations for profit under Delaware law.

                  (l) The Trust Common  Securities  have been duly authorized by the Declaration and, when issued and executed in accordance with the provisions of the Declaration and delivered to the Company against payment of the consideration therefor set forth in the Common Securities Purchase Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Trust Common Securities is not subject to any preemptive or similar rights; and at the Closing Date, all of the issued and outstanding Trust Common Securities will be owed by the Company, directly or through wholly owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (m) The Purchase Agreements have been duly authorized by the Company and the Trust and, at the Closing Date, the Purchase Agreements will have been duly executed and delivered.

                  (n) The Final Memorandum does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Final Memorandum (or any supplement or amendment thereto) based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent expressly for use therein.

                  (o) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Instruments to which the Company is a party, the execution and delivery by the Trust of, and the performance by the Trust of its obligations under, the Operative Instruments to which the Trust is a party, the

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         performance by the Trust of its obligations under the Declaration,  and the issuance, sale and delivery of the Convertible Preferred Securities in accordance with their terms, Trust Common Securities, Convertible Debentures and the shares of Common Stock issuable upon conversion of the Convertible Debentures and the Convertible Preferred Securities (A) will not contravene (i) any provision of applicable law, (ii) the Declaration or the certificate of incorporation or by-laws of the Company, (iii) any material agreement or other instrument binding upon the Company or any of its Subsidiaries, (iv) any material agreement or other instrument binding upon the Trust, or (v) any judgment, order or decree of any governmental body, agency or court having jurisdiction over (x) the Company or any Subsidiary or (y) the Trust, except with respect to clauses (A)(i) and (A)(iii) to the extent that any contravention would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and except with respect to clauses (A)(i) and (A)(iv) to the extent that any such contravention would not have a Material Adverse Effect on the Trust, (B) do not and will not result in the imposition of any lien, charge or encumbrance upon any assets of (i) the Company or any of its Subsidiaries or (ii) the Trust, pursuant to the terms of any agreement or instrument to which the Company or any of its Subsidiaries or the Trust is a party or by which any of them or any of their respective properties is bound, except for any liens, charges or encumbrances which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of, with respect to clause (B)(i), the Company and its Subsidiaries taken as a whole or, with respect to clause (B)(ii), the Trust, and (C) no consent, approval, authorization,
         exemption  or  order  of,  or   qualification   or  filing  with,   any
         governmental body or agency is required for the performance by the Company or the Trust of their respective obligations under the
         Operative    Instruments   (other   than   such   consent,    approval,
         authorization,   exemption,  order  or  other  action  which  has  been
         obtained), except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Convertible Preferred Shares, (y) such as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and (z) for any consents, approvals, authorizations, orders or qualifications, the failure to obtain which would not have a Material Adverse Effect on the ability of the Company or the Trust to perform their respective obligations under the Operative Instruments.

                  (p) Any Company document incorporated by reference in the Final Memorandum, or filed with the Securities and Exchange Commission after the date hereof, or from which information is so incorporated by reference when filed or becoming effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), as applicable, and the rules and regulations promulgated thereunder.

                  (q) The authorized capital stock of the Company conforms in all material respects to the descriptions thereof contained in the Final Memorandum.

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                  (r) The  shares  of  Viatel  Common  Stock  issuable  upon the conversion of the Convertible Debentures and the Convertible Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion is not and will not be subject to any preemptive or similar rights.

                  (s) The shares of outstanding Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable and are not subject to any preemptive or similar rights.

                  (t) Assuming the accuracy of the Placement Agents' representations contained herein and the Placement Agents' compliance with their agreements hereunder, it is not necessary to register the Convertible Preferred Securities, the Guarantee, the Convertible Debentures or the shares of Common Stock issuable upon conversion of the Convertible Debentures and the Convertible Preferred Securities (collectively, the "OFFERED SECURITIES") under the Securities Act or to qualify the Declaration, the Preferred Securities Guarantee Agreement or the Indenture under the Trust Indenture Act.

                  (u) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations (a "MATERIAL ADVERSE EFFECT") of (A) the Trust or (B) the Company and its Subsidiaries, taken as a whole, from that set forth in the Final Memorandum, attached as EXHIBIT C; furthermore, (i) other than the transactions contemplated hereby, the Company and its Subsidiaries or the Trust have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, taken as a whole, except in each case as described in the Final Memorandum.

                  (v) There are no legal or governmental proceedings pending or, to the knowledge of the Trust and the Company, threatened to which the Trust or the Company or any of its Subsidiaries is or may be a party, or to which any of the properties of the Trust or the Company or any of its Subsidiaries is or may be subject other than proceedings accurately described in all material respects in the Final Memorandum and proceedings that are not reasonably likely to have a Material Adverse Effect on Company and its Subsidiaries, taken as a whole, or on the power or ability of the Trust or the Company to perform its respective obligations under any of the Operative Instruments or to consummate the transactions contemplated by the Final Memorandum.

                  (w) Each of the Trust and the Company is not, and after giving effect to the issuance of the Convertible Preferred Securities and the Convertible Debentures, and the application of the proceeds of the Convertible Preferred Securities as described in the Final Memorandum under the caption "Use of Proceeds," will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (x) Neither the Company nor any affiliate of the Company (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of any of the Offered Securities in a manner that would require the registration under the Securities Act of any of the Offered Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of any of the Offered Securities in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (y) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

                  (z) There are no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

                  (aa) The Convertible Preferred Securities and the Convertible Debentures satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (bb) Except as described in the Final Memorandum, the Company and its Subsidiaries (i) have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their properties and assets and to conduct their business in the manner described in the Final Memorandum, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates or permits or make such declarations or filings would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; and (ii) have not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

                  (cc) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except (i) such as are reflected in the Company's financial statements or are described in the Final Memorandum; (ii) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; or (iii) such as do not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, binding and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in or contemplated by the Final Memorandum and subject to the Enforceability Exceptions.

                  (dd) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as set forth in the Final Memorandum, neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

                  (ee) No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in or contemplated by the Final Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that might reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

                  (ff) (i) The Company and its Subsidiaries are insured against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; (ii) neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and (iii) neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, except as described in or contemplated by the Final Memorandum.

                  (gg) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  2. AGREEMENTS TO SELL AND PURCHASE. The Trust hereby agrees to sell to the several Placement Agents, and each Placement Agent upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase the respective number of Firm Securities set forth in Schedule II opposite its name from the Trust, at a purchase price of $50.00 per Convertible Preferred Security (the "PURCHASE PRICE").

                  On the basis of the representations and warranties of the Trust and the Company contained in this Agreement, and subject to its terms and conditions, the Trust agrees to sell to the Placement Agents the Additional Securities, and the Placement Agents shall have a right to purchase, severally and not jointly, up to 600,000 Additional Securities at the Purchase Price, plus accrued dividends, if any. If the Placements Agents elect to exercise such option, the Placements Agents shall so notify the Trust and the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Securities to be purchased by the Placement Agents and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. If any Additional Securities are to be purchased, each Placement Agent agrees, severally and not jointly, to purchase the number of Additional Securities (subject to such adjustments to eliminate fractional securities the Placement Agents may determine) that bears the same proportion to the total number of Additional Securities to be purchased as the number of Firm Securities set forth in Schedule I hereto opposite the name of such Placement Agent bears to the total number of Firm Securities.

                  In view of the fact that proceeds from the sale of the Convertible Preferred Securities will be invested by the Trust in the Convertible Debentures, the Company hereby agrees to pay the Placement Agents as compensation (the "PLACEMENT AGENTS' COMPENSATION") for the Placement Agents' arranging for the investment therein of such proceeds, $1.75 per Convertible Preferred Security purchased by the Placement Agents on the Closing Date and the Option Closing Date (as defined below), if any ($5,250,000 in the aggregate assuming no exercise of the Placement Agents' option or $6,300,000 in the aggregate assuming exercise of such option in full). The Placement Agents' Compensation shall be payable to the Placement Agents by wire transfer of immediately available funds on the Closing Date and on the Option Closing Date, if any.

                  The Trust and the Company hereby agree, jointly and severally, that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Placement Agents, they will not, during the period ending 90 days after the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any equity securities of the Company, the Trust or any similar trust or any securities convertible into or exercisable or exchangeable for any equity security of the Company, the Trust or any similar trust or (ii) enter into any swap or other agreement or arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of equity securities of the Company, the Trust or any similar trust, other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Convertible Preferred Securities to be sold hereunder, (B) the issuance by the Company of the Convertible Debentures pursuant to the Debenture Purchase Agreement, (C) the issuance by the Trust of the Trust Common Securities pursuant to the Common Securities Purchase Agreement, (D) the issuance by the Company of shares of Common Stock upon conversion of the Convertible Preferred Securities sold hereunder and the related Convertible Debentures, (E) the issuance by the Company of shares of Common Stock or options to purchase Common Stock pursuant to employee benefit plans described in the Final Memorandum or (F) transactions by an person other than the Company or the Trust pertaining to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of Convertible Preferred Securities.

                  3. TERMS OF OFFERING. The Placement Agents have advised the Trust and the Company that the Placement Agents will make an offering of the Convertible Preferred Securities purchased by the Placement Agents hereunder on the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in the judgment of the Placement Agents is advisable.

                  4. PAYMENT AND DELIVERY. Payment for the Firm Securities shall be made in federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Placement Agents at the closing to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, at 9:00 A.M., local time, on April 12, 2000, or at such other time on the same or such other date, not later than April 22, 2000, as shall be agreed to by the Company and Morgan Stanley & Co. Incorporated. The time and date of such payment are herein referred to as the "CLOSING DATE."

                  Payment for any Additional Securities shall be made in federal or other immediately available funds against delivery of such Additional Securities for the respective accounts of the Placement Agents at 9:00 A.M., New York City time, on the date specified in the notice described in Section 2 or on such other date, in any event not later than May 8, 2000, as shall be designated in writing by the Placement Agents. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

                  Certificates for the Firm Securities and Additional Securities shall be in definitive form or global form, as specified by the Placement Agents, and registered in such names and in such denominations as the Placement Agents shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to the Placement Agents on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer of the Convertible Preferred Securities to the Placement Agents duly paid, against payment of the Purchase Price therefor.

                  5. CONDITIONS TO THE PLACEMENT AGENTS' OBLIGATION. The obligations of the Placement Agents to purchase and pay for the Convertible Preferred Securities on the Closing Date is subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                           (i) there shall not have  occurred  any  downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, other than any notice which shall already have been given as of the date hereof, in the rating accorded to the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company, its Subsidiaries or the Trust, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the reasonable judgment of the Placement Agents, is material and adverse and that makes it, in the reasonable judgment of the Placement Agents, impracticable to market the Convertible Preferred Securities on the terms and in the manner contemplated in the Final Memorandum.

                  (b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company and a Regular Trustee of the Trust, to the effect set forth in Section 5(a)(i) of this Agreement and to the effect that the representations and warranties of the Company and the Trust contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Trust has complied with all of the agreements and satisfied all of the conditions contained herein on its part to be performed or satisfied hereunder on or before the Closing Date. The officer of the Company and Regular Trustee signing and delivering such certificate may rely upon the best of his or her knowledge as to any proceedings threatened.

                  (c) The Placement Agents shall have received, (A) on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Final Memorandum and (B) on the date hereof, letters dated the date hereof, in form and substance satisfactory to the Placement Agents, from KPMG LLP, independent public accountants, with respect to agreed-upon procedures to be applied to information contained in the Final Memorandum with respect to billable minutes, revenue per billable minute and number of customers; PROVIDED THAT the letters delivered pursuant to Section 5(c)(A) and Section 5(c)(B) shall use a "cut-off date" not earlier than 2 business days prior to the date hereof.

                  (d) The Placement Agents shall have received on the Closing Date an opinion of Kelley Drye & Warren LLP, outside counsel to the Company, dated the Closing Date, to the effect set forth in EXHIBIT D. Such opinion shall be rendered to the Placement Agents at the request of the Company and the Trust and shall so state therein.

                  (e) The Placement Agents shall have received on the Closing Date opinions of foreign local counsel in Germany, Switzerland, Italy, France, Belgium, Spain, The Netherlands and the United Kingdom, dated the Closing Date, each to the effect set forth in EXHIBIT E or as to such other form as agreed to by the Placement Agents. Such opinions shall be rendered to the Placement Agents at the request of the Company and the Trust and shall so state therein.

                  (f) The Placement Agents shall have received on the Closing Date an opinion of Morrison & Forester, LLP, special U.S. communications counsel to the Company, together with an opinion of Nebraska counsel, each dated the Closing Date, substantially to the effect set forth in EXHIBIT F. Such opinions shall be rendered to the Placement Agents at the request of the Company and the Trust and shall so state therein.

                  (g) The Placement Agents shall have received on the Closing Date an opinion of Emmet, Marvin & Martin, LLP, counsel to the Institutional Trustee and the Guarantee Trustee, dated the Closing Date, substantially to the effect set forth in EXHIBIT G.

                  (h) The Placement Agents shall have received on the Closing Date an opinion of Richards, Layton & Finger, counsel to the Delaware Trustee, dated the Closing Date, substantially to the effect set forth in EXHIBIT H.

                  (i) The Placement Agents shall have received on the Closing Date an opinion of Shearman & Sterling, counsel to the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

                  (j) The Registration Rights Agreement shall be executed and in full force and effect.

                  (k) On or prior to the close of business on the day after the date of this Agreement, the Placement Agents shall have received a lock-up agreement, substantially in the form attached hereto as EXHIBIT I, from each of the persons listed in EXHIBIT J, and each such agreement shall be in full force and effect on the Closing Date.

                  (l) The Placement Agents shall have received such other documents and certificates as are reasonably requested by you or your counsel.

                  The obligation of the Placement Agents to purchase Additional Securities hereunder is subject to the delivery to the Placement Agents on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company and the Trust, the due authorization and issuance of the Additional Securities and other matters related to the issuance of the Additional Securities.

                  6. COVENANTS OF THE COMPANY AND THE TRUST. In further consideration of the agreements of the Placement Agents contained in this Agreement, each of the Company and the Trust covenants with each Placement Agent as follows:

                  (a) To use its best efforts to furnish to each Placement Agent in New York City, without charge, prior to 9:00 a.m. New York City time on April 10, 2000 and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any supplements and amendments thereto and any documents incorporated by reference therein as such Placement Agent may reasonably request.

                  (b) Before amending or supplementing the Final Memorandum, to furnish to each Placement Agent a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement without the consent of Morgan Stanley & Co. Incorporated, which consent shall not be unreasonably withheld or delayed.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Convertible Preferred Securities shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Placement Agents it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Placement Agents shall reasonably request; PROVIDED THAT in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action which would subject it to taxation in any jurisdiction in which it is not now so subject or to service or process in suits, other than those arising out of the offering or sale of the Offered Securities in any jurisdiction in which it is not now so subject.

                  (e) To reserve and keep available at all times, free of preemptive and similar rights, shares of Viatel Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Viatel Common Stock upon the conversion of the Convertible Debentures and the Convertible Preferred Securities.

                  (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants and the Institutional Trustee, the Guarantee Trustee and the Indenture Trustee and their respective counsel, (iv) the qualification of such Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of one counsel for the Placement Agents in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agents in quantities as herein above stated of copies of each Memorandum and any amendments or supplements thereto,
         (vi) any fees charged by rating agencies, (vii) all reasonable document production charges and expenses of one counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Offered Securities for trading in the Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") Market or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering, whether by traditional or electronic means, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, (x) all fees and expenses incident to listing the shares of Common Stock issuable upon conversion of the Convertible Preferred Securities and the Convertible Debentures on the Nasdaq National Market, (xi) the costs and charges of any transfer agents, registrars and depositaries, and (xii) such other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 6, Section 8 and Section 10, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Convertible Preferred Securities by them and any advertising expenses connected with any offers they may make.

                  (g) Neither the Company nor the Trust nor any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which would be integrated with the sale of any of the Offered Securities in a manner which would require the registration under the Securities Act of any of such Offered Securities.

                  (h) Neither the Company nor any Subsidiary will solicit any offer to buy or offer or sell any of the Offered Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, except as may be contemplated by the Registration Rights Agreement.

                  (i) While any of the Offered Securities remain "restricted securities" within the meaning of Rule 144 under the Securities Act, to make available, upon request, to any seller of any of such Offered Securities the information concerning the Company and the Trust specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

                  (j) To use its reasonable best efforts to permit the Convertible Preferred Securities and, if the Convertible Debentures are at any time distributed to holders, the Convertible Debentures to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  (k) The Company shall not, and shall use its best efforts to cause its Affiliates not to, purchase and then resell or otherwise transfer any of the Offered Securities.

                  7. OFFERING OF CONVERTIBLE PREFERRED SECURITIES; RESTRICTIONS ON TRANSFER. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company and the Trust that (i) it will not solicit offers for, or offer or sell, Convertible Preferred Securities by any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for Convertible Preferred Securities only from, and will offer such Convertible Preferred Securities only to, persons that it reasonably believes to be other QIBs who, in purchasing such Convertible Preferred
Securities are deemed to have represented and agreed as provided in either Memorandum under the caption "Transfer Restrictions."

                  (b)  Each   Placement   Agent,   severally  and  not  jointly,
represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) it understands that no action has been or will be taken in any jurisdiction by the Company or the Trust that would permit a public offering of the Convertible Preferred Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Convertible Preferred Securities, in any country or jurisdiction where action for that purpose is required;

                  (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Convertible Preferred Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                  (iii) such Placement Agent has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Convertible Preferred Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Convertible Preferred Securities in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Convertible Preferred Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on; and

                  (iv) such Placement Agent understands that the Convertible Preferred Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Convertible Preferred Securities directly or indirectly in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law.

                  8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Placement Agent, and each person, if any, who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in each Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased
Convertible Preferred Securities, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Placement Agent to such person at or prior to the written confirmation of the sale of the Convertible Preferred Securities to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof; PROVIDED FURTHER that each of the Company will not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent expressly for use therein.

                  (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent expressly for use in either Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any provision of Section 8(a) or Section 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability it may otherwise have) and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, which consent may not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder (whether or not any indemnified party is an actual or potential party to such proceeding) by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in any provision of Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and Placement Agents, on the other hand, from the offering of such Convertible Preferred Securities, or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Trust and the Placement Agents in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust, on the one hand, and the Placement Agents, on the other hand, in connection with the offering of the Convertible Preferred Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Convertible Preferred Securities (net of discounts and commissions but before deducting expenses) received by the Company and the Trust and the total discounts and commissions received by the Placement Agents in respect thereof bear to the aggregate offering price of $50 per Convertible Preferred Security. The relative fault of the Company and the Trust, on the one hand, and the Placement Agents, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Convertible Preferred Securities they have purchased hereunder and not joint.

                  (e) The Company, the Trust and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Placement Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the Convertible Preferred Securities resold by it in the initial placement of such Convertible Preferred Securities were offered to investors exceeds the amount of any damages that the Placement Agents have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Trust contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent or any person controlling any Placement Agent or by or on behalf of the Trust, the VFT Trustees, the Company, or any of its officers or directors or any person controlling the Company or the Trust, and (iii) acceptance of and payment for any of the Convertible Preferred Securities.

                  9. TERMINATION. This Agreement shall be subject to termination by notice given by the Placement Agents to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv) above, such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Convertible Preferred Securities on the terms and in the manner contemplated in the Final Memorandum.

                  10. EFFECTIVENESS; DEFAULTING PLACEMENT AGENTS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing  Date or the Option  Closing  Date,  as the
case may be, any one or more of the Placement Agents shall fail or refuse to purchase Convertible Preferred Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Convertible Preferred Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Convertible Preferred Securities to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Securities set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Convertible Preferred Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Convertible Preferred Securities that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Convertible Preferred Securities without the written consent of such Placement Agent. If, on the Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Firm Securities and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased, and arrangements satisfactory to you, the Trust and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent, the Trust or the Company. In any such case either you or the Trust shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased, the non-defaulting Placement Agents shall have the option to (i) terminate their obligation hereunder to purchase Additional Securities or (ii) purchase not less than the number of Additional Securities that such non-defaulting Placement Agents would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

                  If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company or the Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Trust shall be unable to perform its obligations under this Agreement (other than by reason of a breach of this Agreement by any of the Placement Agents), the Company and the Trust will reimburse the Placement Agent or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

                  11. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally to the parties hereto as follows:

                           (a)   If to the Placement Agents:

                                 Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                                 New York, New York  10036
                                 Attention: James D. Allen

                           (b)   If to the Company or the Trust:

                                 Viatel, Inc.
                                 685 Third Avenue
                                 New York, New York  10017
                                 Attention:  James P. Prenetta
                                             Vice President and General Counsel

                                 with a copy to:

                                 Kelley Drye & Warren LLP
                                 101 Park Avenue
                                 New York, New York  10178
                                 Attention:  Patricia M. Lee

                  12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                  Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between Viatel, Inc., Viatel Financing Trust I and the Placement Agents.



                                        Very truly yours,

                                        VIATEL, INC.

                                        By: /s/ Allan L. Shaw
                                           -------------------------------------
                                           Name:  Allan L. Shaw
                                           Title: Chief Financial Officer



                                        VIATEL FINANCING TRUST I

                                        By:   VIATEL, INC., as Sponsor


                                              By:  /s/ Allan L. Shaw
                                                 -------------------------------
                                                 Name:  Allan L. Shaw
                                                 Title: Chief Financial Officer

Agreed, April 6, 2000

MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH-BARNEY INC.
BANC OF AMERICA SECURITIES LLC

Acting severally on behalf of themselves and the several Placement Agents named in Schedule I hereto


By: MORGAN STANLEY & CO. INCORPORATED


By: /s/ James D. Allen
   --------------------------------------------
Name:  James D. Allen
Title: Principal

                                   SCHEDULE I



    PLACEMENT AGENT                      NUMBER OF CONVERTIBLE PREFERRED
                                          SECURITIES TO BE PURCHASED

Morgan Stanley & Co. Incorporated                 1,950,000
Salomon Smith Barney Inc.                           675,000
Banc of America Securities LLC                      375,000

Total:............................................3,000,000

                                                                      EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT B

                          SUBSIDIARIES OF VIATEL, INC.


NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
                                                        OR ORGANIZATION
Viatel Cable Assets, Inc.                                  Delaware
Viatel Financing Trust I                                   Delaware
Viatel Services, Inc.                                      Delaware
VYTL LLC                                                   Delaware
Destia Communications                                      Delaware
Destia.com, Inc.                                           Delaware
Off the Mall Advertising Inc.                              Delaware
Voicenet Corporation                                       New York

Viatel (Bermuda) Cable Assets Limited                      Bermuda

Viatel Cable Assets Limited                                United Kingdom
Viatel Global Communications (UK) Limited                  United Kingdom
Viatel Communications, Ltd.                                United Kingdom
Destia Communications Holdings, Ltd.                       United Kingdom
Destia Communications, Ltd.                                United Kingdom
Wavetech, Ltd.                                             United Kingdom
America 1st                                                United Kingdom
Destia Network Services Ltd.                               United Kingdom
AmberHold Ltd.                                             United Kingdom
Econophone, Ltd.                                           United Kingdom

Viatel Ltd.                                                Ireland
Destia Communications Limited                              Ireland
Destia Communications Services Ltd.                        Ireland

Econophone GmbH                                            Austria

Econophone N.V.                                            Belgium
Call BVBA                                                  Belgium

Destia Communications S.A.                                 France

Viatel German Holding GmbH                                 Germany
Viatel Global Communications GmbH                          Germany
Econophone GmbH                                            Germany
Teleriffic Global Communications GmbH                      Germany

Econophone (Hellas) S.A.                                   Greece

Viaphon N.V./S.A.                                          Netherlands

Viatel European Holding S.R.L.                             Spain

Econophone AG                                              Switzerland
Phonecentre GmbH                                           Switzerland


                                                                       EXHIBIT C

                           FINAL OFFERING MEMORANDUM,
                               DATED APRIL 6, 2000

                                    EXHIBIT D

                               FORM OF OPINION OF
                            KELLEY DRYE & WARREN LLP

                                  ATTACHMENT A

                                       TO

                    FORM OF KELLEY DRYE & WARREN LLP OPINION


                  In the course of the  preparation by the Trust and the Company of the Final Memorandum, we have participated in conferences with officers, directors and representatives of the Trust and the Company, its independent auditors, officers, directors and your representatives and representatives of counsel for the Placement Agents at which conferences the contents of the Final Memorandum and related matters were discussed. Although we have not independently verified the accuracy or completeness of, or otherwise verified the statements made in the Final Memorandum (other than as expressly provided above), nothing has come to our attention that has led us to believe that the Final Memorandum, as of its date or the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order the make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, we are not expressing any belief as to the financial statements and supporting notes and schedules and other financial data contained in the Final Memorandum.

                                                                       EXHIBIT E

                      FORM OF FOREIGN LOCAL COUNSEL OPINION


                  (A) [________] (the "Company") has been duly incorporated, is validly existing as a company under the laws of [Name of Country], has the corporate power and authority to own its property and to conduct its business as described in the Offering Memorandum of Viatel Financing Trust I dated April __, 2000 (the "Final Memorandum") and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except to the extent that the failure to be so qualified would not in our view have a Material Adverse Effect on the Company and its subsidiaries taken as a whole).

                  (B) The Company has no subsidiaries.

                  (C) The Company has all materially necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with all relevant governmental authorities, all self-regulatory organizations and all relevant courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and, to the best of our knowledge, after due inquiry has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is the Company in violation of, or in default under, any federal, state, local, national or regional law, regulation, rule, decree, order or judgment applicable to the Company, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, except as described herein or in the Final Memorandum.

                  (D) The statements in the Final Memorandum under the caption "Business -- [_______]" are accurate in all material respects and fairly summarize all matters referred to therein.

                  (E) There are no restrictions (legal, contractual or otherwise) on the ability of the Company to declare and pay any dividend or make any payment or transfer of property or assets to its stockholders other than those described in the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and such descriptions, if any, fairly summarize such restrictions.

                                * * * * * * * * *

                                                                       EXHIBIT F

                     FORM OF U.S. REGULATORY COUNSEL OPINION


         Pursuant to Section 5(f) of the Placement Agreement, Morrison & Foerster LLP, regulatory counsel for the Company, shall furnish an opinion to the effect that:

                  (A) (1) the execution and delivery of the Placement Agreement by the Trust and the Company and the consummation of the transactions contemplated thereby do not violate (i) the federal Communications Act of 1934, as amended, and the Telecommunications Act of 1996, any rules or regulations of the Federal Communications Commission ("FCC") applicable to the Company (collectively, the "Communications Act"),
         (ii) any state telecommunications law, rules or regulations ("State Law") applicable to the Company, and (iii) to the best of such counsel's knowledge, any decree from any court, and (2) no consent, approval, authorization or order of or filing with the FCC or any state authority overseeing telecommunications matters ("State Authority"), is necessary for the execution and delivery of the Placement Agreement by the Company and the Trust and except to the extent that the failure to obtain such consents, approvals, authorizations or orders or to make filings with, the FCC or any State Authority would not, individually or in the aggregate, have a material adverse effect on the prospects, condition (financial or otherwise) or in the earnings, business or operations of the Trust and the Company and the subsidiaries listed in Schedule B to the Placement Agreement (the "Subsidiaries") taken as a whole;

                  (B) except as  indicated  in this  paragraph B, to the best of our knowledge, (1) the Company and its Subsidiaries have made all reports and filings, and paid all fees, required by the FCC and the State Authorities, and have all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all filings and registrations, with the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to conduct its respective business in the manner described in the Final Memorandum, except for those filings, fees, and approvals the failure to obtain or file of which would not have material adverse effect on the financial condition, or on the earnings, business, or operations of the Company and its Subsidiaries, taken as a whole; (2) has not received any notice of proceedings relating to the violation, revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, taken as a whole; and (3) neither the Company nor its Subsidiaries is in violation of, or in default under, the Communications Act or State Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole;

                  (C) to the best of such counsel's  knowledge after due inquiry
         (i) no adverse judgment, decree or order of the FCC or any State Authority has been issued against the Company or its Subsidiaries and
         (ii) no litigation, proceeding, inquiry or investigation has been commenced or threatened against the Company or its Subsidiaries before or by the FCC or any State Authority which, if decided adversely to the interests of the Company or its Subsidiaries would have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and

                  (D) the statements in the Final Memorandum under the captions "Risk Factors -- Competition," "Risk Factors -- Substantial Government Regulation," "Business -- Government Regulation," insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC and State Authorities with respect to telecommunications regulation referred to therein, fairly summarize the matters referred to therein.

                                * * * * * * * * *

                                                                      EXHIBIT G

                               FORM OF OPINION OF
                           EMMET, MARVIN & MARTIN, LLP

              [Attach form provided by Emmet, Marvin & Martin, LLP]

                                                                       EXHIBIT H

                               FORM OF OPINION OF
                            RICHARDS, LAYTON & FINGER

               [Attach form provided by Richards, Layton & Finger]

                                                                       EXHIBIT I

                            Form of Lock-Up Agreement



                                                                   April 6, 2000

Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

         Re:  VIATEL FINANCING TRUST I

Ladies and Gentlemen:

         The undersigned, an officer and/or director of Viatel, Inc., a Delaware corporation (the "Company"), understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") intends to enter into a Placement Agreement (the "Placement Agreement") with the Company and Viatel Financing Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), providing for the offering by the several Placement Agents, including Morgan Stanley (the "Placement Agents") of convertible preferred securities (the "Preferred Securities") of the Trust.

         To induce the Placement Agents to enter into the Placement Agreement, and in recognition of the benefit that the offering of the Preferred Securities will confer upon the undersigned as an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Placement Agents, the undersigned will not, during the period commencing on the date hereof and ending 90 days after the date of the Placement Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any equity securities of the Company, the Trust or any similar trust or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, the Trust or any similar trust, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (ii) enter into any swap or any other agreement or arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any equity securities of the Company, the Trust or any similar trust, whether any such transaction described in clause (i) or

(ii) above is to be settled by delivery of any equity securities of the Company, the Trust or any similar trust, other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any equity securities to the Placement Agents pursuant to the Placement Agreement, or (b) transactions relating to equity securities acquired in open market transactions after the completion of the offering of the Preferred Securities.

         The undersigned recognizes that whether or not the offering of the Preferred Securities actually occurs depends on a number of factors, including market conditions. Any such offering will only be made pursuant to a Placement Agreement, the terms of which are subject to negotiation between the Company, the Trust and the Placement Agents.

         In the event the Closing Date (as defined in the Placement Agreement) does not occur by April 17, 2000, this lock-up agreement will automatically expire and be of no further effect.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                                    Very truly yours,


                                                    Signature:

                                                    Print Name:

                                                                      EXHIBIT J

                      Persons to Deliver Lock-Up Agreements


EXECUTIVE OFFICER                  TITLE
Michael J. Mahoney            Chairman of the Board and Chief Executive
                              Officer
Alfred West                   Vice Chairman of the Board
William C. Murphy             President and Director
Allan L. Shaw                 Chief Financial Officer and Director
Sheldon M. Goldman            Executive Vice President, Corporate
                                 Development and Director
Francis J. Mount              Chief Technology Officer and Director
Lawrence G. Malone            Executive Vice President, Wholesale Sales and
                                Marketing



                                                           Draft: April 3, 2000